Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO TITLE 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

I, Farid Shouekani, Chief Executive Officer of Viper Networks, Inc. (the “Small Business Issuer”) certify pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code that:

(1)
The Small Business Issuer’s Annual Report on Form 10-KSB for the year ended December 31, 2005, as amended August 6, 2007, (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Small Business Issuer.

By:/s/ Farid Shouekani Farid Shouekani Chief Executive Officer	Date: August 6, 2007